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EXHIBIT 99.2

                                    AGREEMENT

         The Registrant hereby agrees to furnish supplementally to the SEC, upon request, a copy of any omitted schedule to the Agreement and Plan of Merger and Reorganization, dated as of July 6, 2001, among divine, inc., Knowledge Resources Acquisition Corp., and the Registrant.

Dated:   July 12, 2001

                                   RoweCom Inc.

                                   By: /s/Rodney Smith
                                       --------------------------
                                       Rodney Smith
                                       Chief Financial Officer and Treasurer